Exhibit 99.2

bre
Be here, be home.

Lafayette Highlands, Lafayette, CA

BRE Properties, Inc.

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended September 30, 2011

bre

Be here, be home.

BRE Properties, Inc.

Third Quarter 2011

Earnings Release and

Supplemental Financial Data

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Financial and Operating Highlights

Third Quarter 2011

(Unaudited; in thousands, except per share, ratio and community data)

	Quarter ending September 30,
	2011	2010
Selected Financial Results

Total revenues (1)	$96,647	$87,188
Total real estate expenses (1)	$31,535	$28,337
G&A expense	$5,678	$5,015
EBITDA (2)	$60,902	$57,131
Interest expense	$18,374	$21,639
Net income	$17,071	$19,605
Funds from operations (2)	$41,503	$30,567
Net income per share (3)	$0.23	$0.30
FFO per share (2)	$0.55	$0.47

	Nine Months ending September 30,
	2011	2010
Total revenues (1)	$280,712	$252,798

Total real estate expenses (1)	$90,994	$82,622
G&A expense	$16,071	$15,454
EBITDA (2)	$177,687	$165,670
Interest expense	$56,861	$63,465
Net income	$32,886	$41,430
Funds from operations (2)	$111,133	$88,875
Net income per share (3)	$0.47	$0.68
FFO per share (2)	$1.57	$1.44

	Q3 2011	Q3 2010
Financial Metrics

Debt-to-EBITDA	6.9x	7.8x
Debt plus preferred stock-to-EBITDA	7.1x	8.6x
Debt-to-total market capitalization	34.1%	39.9%
Debt-to-gross assets	41.3%	48.9%
Secured debt-to-gross assets	19.8%	20.9%
Interest coverage ratio (4)	2.7x	2.3x
Fixed charge coverage ratio (4)	2.5x	2.0x

Capitalization

BRE common share price, 6/30/11	$49.88
BRE common share price, 9/30/11	$42.34

Common shares and units - Outstanding

period end	75,872
quarter average	75,571
year-to-date average	70,556
Total funded debt	$1,689,107
Preferred equity (liquidation value)	$53,993
Common equity (at market)	$3,212,420
Total market capitalization	$4,955,520
Total assets, gross at 9/30/11	$4,088,110

	Quarter ending September 30,
	2011	2010
Same-Store Operating Results

Revenue growth (%)	3.7%	-0.8%
Expense growth (%)	2.9%	1.5%
NOI growth (%)	4.0%	-1.8%
Operating margin	68.1%	67.8%
Occupancy (avg. physical)	95.7%	96.2%
Annual turnover ratio	71.1%	69.3%

	Nine Months ending September 30,

	2011	2010
Revenue growth (%)	2.7%	-2.8%
Expense growth (%)	1.0%	2.0%
NOI growth (%)	3.5%	-4.9%
Operating margin	68.3%	67.9%
Occupancy (avg. physical)	95.6%	95.7%
Annual turnover ratio	63.5%	64.0%

		Quarter ending September 30,
		2011	2010
Non Same-Store Operating Results

Revenues		$13,266	$6,717
NOI		$8,595	$4,482
Occupancy (avg. physical)		94.9%	87.8%
Gross asset value		$680,104	$470,768
Units		2,696	2,043 (5)

		Nine Months ending September 30,

		2011	2010
Revenues		$35,023	$13,304
NOI		$22,880	$8,744
Occupancy (avg. physical)		94.0%	81.8%
Community Information

As of September 30, 2011
Operating:	Communities	Units	NOI % (6)

Wholly or majority owned
Same-store	68	19,275	86%
Non same-store	10	2,696	13%

Total	78	21,971	99%
Joint venture	12	3,856	1%

Development Pipeline:
Under construction	2	502
Land owned for development	5	1,771
Land under contract	3	880

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income. Expenses exclude discontinued operations.
(2)	Please refer to Exhibit C for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	Represents diluted per share amounts.
(4)	Includes GAAP interest and capitalized interest (gross interest incurred). Fixed charges include gross interest incurred, preferred dividends and recurring cash amortization on secured debt.
(5)	Represents Q3’11 non-same-store units present as of Q3’10.
(6)	Represents percentage of total NOI for the three months ended September 30, 2011.

BRE Properties, Inc.

Consolidated Balance Sheets

Third Quarter 2011

(Unaudited, dollar amounts in thousands except per share data)

	September 30, 2011	December 31, 2010
ASSETS

Real estate portfolio:
Direct investments in real estate:

Investments in rental properties	$3,660,343	$3,464,466
Construction in progress	58,644	29,095
Less: accumulated depreciation	(717,474)	(640,456)

	3,001,513	2,853,105

Equity in real estate joint ventures:
Investments	66,753	61,132

Land under development	247,553	183,291

Total real estate portfolio	3,315,819	3,097,528

Cash	6,616	6,357
Other assets	48,201	52,362

TOTAL ASSETS	$3,370,636	$3,156,247

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Unsecured senior notes	$724,851	$773,076
Unsecured line of credit	155,000	209,000
Mortgage loans payable	809,256	810,842
Accounts payable and accrued expenses	53,232	52,070

Total liabilities	1,742,339	1,844,988

Redeemable noncontrolling interests	33,771	34,866

Shareholders’ equity:

Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 2,159,715 and 7,000,000 shares with $25 liquidation preference issued and outstanding at September 30, 2011 and December 31, 2010, respectively.	22	70

Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 75,265,831 and 64,675,815 at September 30, 2011 and December 31, 2010, respectively.	753	647

Additional paid-in capital	1,593,751	1,275,676

Total shareholders’ equity	1,594,526	1,276,393

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$3,370,636	$3,156,247

BRE Properties, Inc.

Consolidated Statements of Income

Quarters Ended September 30, 2011 and 2010

(Unaudited, dollar and share amounts in thousands)

	Quarter ended 9/30/11	Quarter ended 9/30/10	Nine months ended 9/30/11	Nine months ended 9/30/10
REVENUES

Rental income	$93,042	$83,752	$270,295	$243,118
Ancillary income	3,605	3,436	10,417	9,680

Total revenues	96,647	87,188	280,712	252,798

EXPENSES

Real estate	$31,535	$28,337	$90,994	$82,622
Provision for depreciation	25,931	23,209	78,268	67,560
Interest	18,374	21,639	56,861	63,465
General and administrative	5,678	5,015	16,071	15,454
Other expenses (1)	149	2,391	402	5,087

Total expenses	81,667	80,591	242,596	234,188

Other income	677	741	1,878	2,254

Net (loss) from extinguishment of debt	—	—	—	(558)

Net income before noncontrolling interests, partnership income and discontinued operations	15,657	7,338	39,994	20,306

Income from unconsolidated entities	791	520	2,162	1,593
Gain on sale of unconsolidated entity	2,248	—	2,248	—

Income from continuing operations	18,696	7,858	44,404	21,899

Discontinued operations:
Discontinued operations, net (2)	—	1,862	—	4,616
Net gain on sales of discontinued operations	—	13,203	—	24,885

Income from discontinued operations	—	15,065	—	29,501

NET INCOME	$18,696	$22,923	$44,404	$51,400

Redeemable noncontrolling interest in income	332	365	1,003	1,111
Redemption related preferred stock issuance cost	155	—	3,771	—

Dividends attributable to preferred stock	1,138	2,953	6,744	8,859

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$17,071	$19,605	$32,886	$41,430

Net income per common share - basic	$0.23	$0.30	$0.47	$0.68

Net income per common share - diluted	$0.23	$0.30	$0.47	$0.68

Weighted average shares outstanding - basic (3)	74,965	64,050	69,950	60,510

Weighted average shares outstanding - diluted (3)	75,390	64,430	70,400	60,940

(1)	For the quarter ended September 30, 2011; $149,000 of acquisition costs were reported in other expenses. For the quarter ended September 30, 2010 other expenses include $2,390,000 of acquisition costs. For the nine months ended September 30, 2011; $402,000 of acquisition costs were reported in other expenses. For the nine months ended September 30, 2010 other expenses include a one-time $1,300,000 charge associated with the resignation of our COO and $3,787,000 related to acquisition costs.
(2)	For 2010, includes four operating properties sold during the twelve months ending December 31, 2010.

	Quarter ended	Quarter ended	Quarter ended	Quarter ended
	Quarter ended 9/30/11	Quarter ended 9/30/10	Nine months ended 9/30/11	Nine months ended 9/30/10
Rental and ancillary income	—	$3,410	—	$11,573
Real estate expenses	—	(1,376)	—	(4,472)
Provision for depreciation	—	(172)	—	(2,485)

Income from discontinued operations, net	—	$1,862	—	$4,616

(3)	See analysis of weighted average shares and ending shares in Exhibit A.

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010
REVENUES

Rental income	$93,042	$89,909	$87,345	$86,162	$83,752
Ancillary income	3,605	3,553	3,259	3,012	3,436

Total revenues	96,647	93,462	90,604	89,174	87,188

EXPENSES

Real estate	$31,535	$30,069	$29,390	$28,704	$28,337
Provision for depreciation	25,931	27,936	24,401	24,223	23,209
Interest	18,374	18,739	19,748	21,428	21,639
General and administrative	5,678	5,159	5,234	5,116	5,015
Other expenses	149	111	143	211	2,391

Total expenses	81,667	82,014	78,916	79,682	80,591

Other income	677	597	605	681	741
Net (loss) from extinguishment of debt	—	—	—	(22,949)	—

Income/(loss) from continuing operations and discontinued operations	15,657	12,045	12,293	(12,776)	7,338

Income from unconsolidated entities	791	731	640	586	520
Gain on sale of unconsolidated entity	2,248	—	—	—	—

Income/(loss) from continuing operations	18,696	12,776	12,933	(12,190)	7,858
Discontinued operations:
Discontinued operations, net (1)	—	—	—	401	1,862
Net gain on sales of discontinued operations	—	—	—	15,226	13,203

Income from discontinued operations	—	—	—	15,627	15,065

NET INCOME	$18,696	$12,776	$12,933	$3,437	22,923

Redeemable noncontrolling interest in income	332	335	335	335	365
Redemption related preferred stock issuance cost	155	3,616	—	—	—
Dividends attributable to preferred stock	1,138	2,653	2,953	2,953	2,953

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$17,071	$6,172	$9,645	$149	19,605

Net income per common share - basic	$0.23	$0.09	$0.15	$0.00	$0.30

Net income per common share - diluted	$0.23	$0.09	$0.15	$0.00	$0.30

Weighted average shares outstanding - basic (2)	74,965	70,025	64,890	64,305	64,050

Weighted average shares outstanding - diluted (2)	75,390	70,285	65,305	64,725	64,430

(1)	Details of earnings from discontinued operations, net:

	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010
Rental and ancillary income	$—	$—	$—	$885	$3,410
Real estate expenses	—	—	—	(369)	(1,376)
Provision for depreciation	—	—	—	(115)	(172)

Income from discontinued operations, net	$—	$—	$—	$401	$1,862

(2)	See analysis of weighted average shares and ending shares in Exhibit A.

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), and Capital Expenditures

(In thousands, except per share, unit and per unit data)

	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010
CALCULATION OF FFO

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$17,071	$6,172	$9,645	$149	$19,605
Add back/ exclude:
Depreciation from continuing operations	25,931	27,936	24,401	24,223	23,209
Depreciation from discontinued operations	—	—	—	115	172
Redeemable noncontrolling interest in income (1)	332	335	335	—	365
Depreciation from unconsolidated entities	519	514	506	501	524
Net (gain) on sales from unconsolidated entity	(2,248)	—	—	—	—
Net (gain) on sales of discontinued operations	—	—	—	(15,226)	(13,203)
Less: Redeemable noncontrolling interests in income not convertible to common (1)	(105)	(105)	(105)	—	(105)

FUNDS FROM OPERATIONS (2)	$41,500	$34,852	$34,782	$9,762	$30,567

Weighted average shares and equivalents outstanding - diluted	76,000	70,900	65,920	64,725	65,070

Funds from operations (per share) - diluted	$0.55	$0.49	$0.53	$0.15	$0.47

(1)	OP units were dilutive for the quarters ending September 30, 2011, June 30, 2011, March 31, 2011, and September 30, 2010. OP units were anti-dilutive for the quarter ending December 31, 2010, but dilutive for the twelve months ending December 31, 2010.
(2)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.

	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010
NON OPERATING EXPENSE ITEMS INCLUDED IN FFO

Net loss on extinguishment of debt	—	—	—	$22,949	—

Net loss extinguishment of debt - per share	$0.00	$0.00	$0.00	$0.36	$0.00
Acquisition costs	$149	$111	$143	$211	$2,391

Acquisition costs - per share	$0.00	$0.00	$0.00	$0.00	$0.04
Redemption related preferred stock issuance cost	$155	$3,616	—	—	—

Redemption related preferred stock issuance cost - per share	$0.00	$0.05	$0.00	$0.00	$0.00

	Sep. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010
CAPITAL EXPENDITURES
Recurring capital expenditures	$5,183	$4,990	$4,956	$7,129	$5,679

Average apartment units in period	21,946	21,622	21,423	21,615	21,906
Capital expenditures per apartment unit in period	$236	$231	$231	$330	$259
Capital expenditures per apartment unit-trailing four quarters	$1,034	$1,051	$1,120	$1,065	$973
Revenue enhancing rehabilitation costs	$3,756	$3,472	$1,659	$1,801	$1,840

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended September 30, 2011 and 2010

(Dollar amounts in thousands)

		Revenues			Expenses
	No. of Units	Q3 2011	Q3 2010	% Change	Q3 2011	Q3 2010	% Change
California
San Diego	3,958	$17,821	$17,264	3.2%	$5,181	$4,973	4.2%
Inland Empire	1,807	6,593	6,511	1.3%	2,245	2,314	-3.0%
Orange County	3,349	14,729	14,383	2.4%	4,835	4,774	1.3%
Los Angeles	2,547	12,178	11,930	2.1%	4,197	3,874	8.3%
San Francisco	3,152	16,535	15,660	5.6%	4,476	4,396	1.8%

Subtotal; California	14,813	$67,856	$65,748	3.2%	$20,934	$20,331	3.0%

Washington
Seattle	3,160	11,490	10,803	6.4%	4,222	3,961	6.6%

Non-Core Markets (1)	1,302	3,783	3,648	3.7%	1,356	1,471	-7.8%

Total Same-Store (2)	19,275	$83,129	$80,199	3.7%	$26,512	$25,763	2.9%

			Net Operating Income
	No. of Communities	No. of Units	Q3 2011	Q3 2010	% Change	% of Total
California
San Diego	13	3,958	$12,640	$12,291	2.8%	22.3%
Inland Empire	7	1,807	4,348	4,197	3.6%	7.7%
Orange County	11	3,349	9,894	9,609	3.0%	17.5%
Los Angeles	12	2,547	7,981	8,056	-0.9%	14.1%
San Francisco	10	3,152	12,059	11,264	7.1%	21.3%

Subtotal; California	53	14,813	$46,922	$45,417	3.3%	82.9%

Washington
Seattle	12	3,160	7,268	6,842	6.2%	12.8%

Non-Core Markets (1)	3	1,302	2,427	2,177	11.5%	4.3%

Total Same-Store (2)	68	19,275	$56,617	$54,436	4.0%	100.0%

			Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
	No. of Communities	No. of Units	Q3 2011	Q3 2010	Q3 2011	Q3 2011
“Non Same-Store” Summary
Acquired properties (3)	7	1,690	$5,408	$2,268	95.7%	$469,226
Lease up properties (4)	2	566	1,962	1,004	96.0%	179,757
Rehabilitation properties (5)	1	440	1,225	1,210	90.2%	31,121
Joint venture income (6)	12	3,856	791	520
Commercial and Other (7)	n/a	n/a	(100)	(67)
Other income	n/a	n/a	677	741
Discontinued operations (8)	4	1,530		2,034

Total Non Same-Store	26	8,082	$9,963	$7,710	94.9%	$680,104

Less Properties Sold 2010	(4)	(1,530)
Total All Units / NOI	90	25,827	$66,580	$62,146

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE since January 1, 2010.
(3)	Consists of NOI from seven properties acquired after January 1, 2010.
(4)	Consists of NOI from two properties fully delivered and under lease up.
(5)	Consists of NOI from one property under significant rehabilitation.
(6)	Consists of our percentage of net income derived from joint venture investments in rental properties. See page 8 for a reconciliation of the components of BRE’s share of joint venture net income.
(7)	Consists of NOI from commercial properties that will later be developed as multi-family and other real estate expenses. For the three months ended September 30, 2011 and 2010 other real estate expenses exceeded the NOI from commercial.
(8)	Includes results from four properties sold in 2010.

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Nine Months ended September 30, 2011 and 2010

(Dollar amounts in thousands)

		Revenues			Expenses
	No. of Units	YTD 2011	YTD 2010	% Change	YTD 2011	YTD 2010	% Change
California
San Diego	3,958	$52,623	$51,747	1.7%	$15,401	$15,044	2.4%
Inland Empire	1,807	19,704	19,445	1.3%	6,509	6,777	-4.0%
Orange County	3,349	43,718	42,941	1.8%	14,162	13,782	2.8%
Los Angeles	2,547	35,969	35,533	1.2%	11,955	11,858	0.8%
San Francisco	3,152	48,167	45,943	4.8%	13,488	13,234	1.9%

Subtotal; California	14,813	$200,181	$195,609	2.3%	$61,515	$60,695	1.4%

Washington
Seattle	3,160	33,606	32,306	4.0%	12,126	11,926	1.7%

Non-Core Markets (1)	1,302	11,262	10,759	4.7%	4,089	4,353	-6.1%

Total Same-Store (2)	19,275	$245,049	$238,674	2.7%	$77,730	$76,974	1.0%

			Net Operating Income
	No. of Communities	No. of Units	YTD 2011	YTD 2010	% Change	% of Total
California
San Diego	13	3,958	$37,222	$36,703	1.4%	22.2%
Inland Empire	7	1,807	13,195	12,668	4.2%	7.9%
Orange County	11	3,349	29,556	29,159	1.4%	17.7%
Los Angeles	12	2,547	24,014	23,675	1.4%	14.4%
San Francisco	10	3,152	34,679	32,709	6.0%	20.7%

Subtotal; California	53	14,813	$138,666	$134,914	2.8%	82.9%

Washington
Seattle	12	3,160	21,480	20,380	5.4%	12.8%

Non-Core Markets (1)	3	1,302	7,173	6,406	12.0%	4.3%

Total Same-Store (2)	68	19,275	$167,319	$161,700	3.5%	100.0%

			Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
	No. of Communities	No. of Units	YTD 2011	YTD 2010	YTD 2011	YTD 2011
“Non Same-Store” Summary
Acquired properties (3)	7	1,690	$13,583	$3,315	94.1%	$469,226
Lease up properties (4)	2	566	5,588	1,801	93.9%	179,757
Rehabilitation properties (5)	1	440	3,709	3,628	94.2%	31,121
Joint venture income (6)	12	3,856	2,162	1,593
Commercial and Other (7)	n/a	n/a	(481)	(268)
Other income	n/a	n/a	1,878	2,254
Discontinued operations (8)	4	1,530	—	7,101

Total Non Same-Store	26	8,082	$26,439	$19,424	94.0%	$680,104

Less Properties Sold 2010	(4)	(1,530)

Total All Units / NOI	90	25,827	$193,758	$181,124

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE since January 1, 2010.
(3)	Consists of NOI from seven properties acquired after January 1, 2010.
(4)	Consists of NOI from two properties fully delivered and under lease up.
(5)	Consists of NOI from one property under significant rehabilitation.
(6)	Consists of our percentage of net income derived from joint venture investments in rental properties. See page 8 for a reconciliation of the components of BRE’s share of joint venture net income.
(7)	Consists of NOI from commercial properties that will later be developed as multi-family and other real estate expenses. For the nine months ended September 30, 2011 and 2010 other real estate expenses exceeded the NOI from commercial.
(8)	Includes results from four properties sold in 2010.

BRE Properties, Inc.

Same Store Operating Expense Summary and Joint Venture Disclosure

(Dollar amounts in thousands)

SAME-STORE OPERATING EXPENSES (19,275 units)

Quarter Ended September 30, 2011	Q3 2011	Q3 2010	$ Change	% Change	% of Q3 2011 Operating Expenses
Property taxes	$7,448	$7,258	$190	2.6%	28.1%
Insurance	1,043	1,012	31	3.1%	3.9%
Utilities	2,154	2,424	(270)	-11.1%	8.1%
Property management fees (1)	2,701	2,566	135	5.3%	10.2%
Other operating expenses (2)	13,166	12,503	663	5.3%	49.7%

Total operating expenses	$26,512	$25,763	$749	2.9%	100.0%

Nine Months Ended September 30, 2011	YTD 2011	YTD 2010	$ Change	% Change	% of YTD 2011 Operating Expenses
Property taxes	$21,783	$22,434	$(651)	-2.9%	28.0%
Insurance	3,031	2,932	99	3.4%	3.9%
Utilities	6,044	6,218	(174)	-2.8%	7.8%
Property management fees (1)	7,964	7,638	326	4.3%	10.2%
Other operating expenses (2)	38,908	37,752	1,156	3.1%	50.1%

Total operating expenses	$77,730	$76,974	$756	1.0%	100.0%

(1)	Management fees based on a percentage of total revenues. Amount approximates the corporate cost to support on-site personnel. Corporate G&A is reduced by the allocation.
(2)	Includes advertising, payroll, property level administrative costs, repairs & maintenance and unit turnover costs.

JOINT VENTURE DISCLOSURE- Quarter and Nine Months Ended September 30, 2011

Joint Ventures	Communities	Regional Breakdown	Units (3)	BRE equity investment (4)
Relationship 1 - 15% BRE equity ownership	10	Phx. (3) Den. (7)	3,368	$46,255
Relationship 2 - 35% BRE equity ownership	2	Phx. (1) Sac. (1)	488	20,498

Total	12		3,856	$66,753

BRE share	Q3 2011	Q3 2010	YTD 2011	YTD 2010
Revenues	$2,076	$1,938	$6,100	$5,674
Expenses	766	778	2,237	2,242

Net Operating Income	1,310	1,160	3,863	3,432
Depreciation	519	523	1,540	1,489
Interest	—	117	161	350

Net Income	$791	$520	$2,162	$1,593
Third party management fees earned	$494	$432	$1,397	$1,275

(3)	During the quarter ending September 30, 2011, a joint venture community with 224 units was sold. The community was located in Denver, CO, the Company had a 15% equity ownership. BRE’s share of the total proceeds totaled $4.3 million. A $2.2 million gain on sale was recorded during the third quarter.
(4)	During the quarter ending September 30, 2011, the Company paid off its portion of debt inside its 35% equity investment as it matured. As a result of the debt maturity, the Company’s basis in the investment increased by approximately $8.6 million. As of September 30, 2011, all of the Company’s equity investments were unlevered.

BRE Properties, Inc.

Sequential “Same-Store” Multifamily Markets Summary

Last five quarters

REVENUES

	Q3’ 11	Q2’ 11	Q1’ 11	Q4’ 10	Q3’ 10
California
San Diego	1.8%	1.3%	0.7%	-0.5%	0.3%
Inland Empire	0.6%	-0.1%	0.2%	0.5%	0.3%
Orange County	0.5%	2.2%	0.3%	-0.6%	0.8%
Los Angeles	1.6%	1.5%	0.1%	-1.1%	1.2%
San Francisco	2.9%	3.2%	0.9%	-1.5%	2.3%

Subtotal; California	1.6%	1.8%	0.5%	-0.8%	1.1%

Washington
Seattle	2.3%	3.3%	2.2%	-1.5%	-0.5%
Non-Core Markets (1)	0.3%	1.7%	1.7%	0.0%	2.0%

Total Same Store (3)	1.7%	2.0%	0.8%	-0.8%	0.9%

EXPENSES (2)
	Q3’ 11	Q2’ 11	Q1’ 11	Q4’ 10	Q3’ 10
California
San Diego	0.7%	1.4%	6.0%	-3.7%	1.0%
Inland Empire	1.1%	8.6%	-0.7%	-11.0%	2.7%
Orange County	4.0%	-0.6%	0.9%	-2.8%	5.1%
Los Angeles	11.0%	-5.0%	-3.2%	6.1%	-4.4%
San Francisco	0.1%	-1.6%	6.6%	-3.1%	-2.3%

Subtotal; California	3.3%	-0.3%	2.3%	-2.3%	0.3%

Washington
Seattle	2.6%	8.7%	-0.6%	-3.8%	-5.2%
Non-Core Markets (1)	-1.2%	0.9%	0.1%	-7.6%	5.2%

Total Same Store (3)	3.0%	1.1%	1.8%	-2.9%	-0.3%

NET OPERATING INCOME
	Q3’ 11	Q2’ 11	Q1’ 11	Q4’ 10	Q3’ 10
California
San Diego	2.2%	1.2%	-1.4%	-0.8%	0.1%
Inland Empire	0.3%	-4.0%	0.7%	6.8%	-0.9%
Orange County	-1.1%	3.6%	0.0%	0.5%	-1.2%
Los Angeles	-2.7%	4.7%	1.8%	-4.5%	4.2%
San Francisco	4.0%	5.2%	-1.2%	-0.9%	4.2%

Subtotal; California	0.9%	2.8%	-0.3%	0.1%	1.4%

Washington
Seattle	2.1%	0.4%	3.8%	-0.2%	2.5%
Non-Core Markets (1)	1.2%	2.2%	2.6%	5.1%	-0.1%

Total Same Store (3)	1.1%	2.4%	0.3%	0.1%	1.5%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.
(3)	Data reflects sequential results for the company’s current same-store pool totaling 19,275 units for all periods shown.

BRE Properties, Inc.

Summary of Revenue and Occupancy Changes - “Same-Store” properties

For the period ending September 30, 2011

Q3’11 vs. Q2’11 Change		Average Revenue per Unit (1)			Financial Occupancy (2)			Rental Revenue
	units	Q3’ 11	Q2’ 11	% Change	Q3’ 11	Q2’ 11	% Change	Q3’ 11	Q2’ 11	% Change
San Diego	3,958	$1,563	$1,543	1.4%	96.0%	95.6%	0.4%	$17,821	$17,510	1.8%
Inland Empire	1,807	1,276	1,274	0.2%	95.3%	94.9%	0.4%	6,593	6,553	0.6%
Orange County	3,349	1,530	1,514	1.1%	95.8%	96.3%	-0.5%	14,729	14,651	0.5%
Los Angeles	2,547	1,664	1,659	0.3%	95.8%	94.5%	1.3%	12,178	11,981	1.6%
San Francisco	3,152	1,833	1,777	3.1%	95.4%	95.6%	-0.2%	16,535	16,065	2.9%
Seattle	3,160	1,272	1,235	3.0%	95.3%	96.0%	-0.7%	11,490	11,237	2.3%
Non Core Markets	1,302	1,029	1,016	1.3%	94.1%	95.0%	-0.9%	3,783	3,771	0.3%

Same Store	19,275	$1,504	$1,481	1.6%	95.6%	95.5%	0.1%	$83,129	$81,768	1.7%

Q3’11 vs. Q3’10 Change		Average Revenue per Unit (1)			Financial Occupancy (2)			Rental Revenue
	units	Q3’ 11	Q3’ 10	% Change	Q3’ 11	Q3’ 10	% Change	Q3’ 11	Q3’ 10	% Change
San Diego	3,958	$1,563	$1,524	2.6%	96.0%	95.4%	0.6%	$17,821	$17,264	3.2%
Inland Empire	1,807	1,276	1,249	2.2%	95.3%	96.2%	-0.9%	6,593	6,511	1.3%
Orange County	3,349	1,530	1,494	2.4%	95.8%	95.8%	0.0%	14,729	14,383	2.4%
Los Angeles	2,547	1,664	1,623	2.5%	95.8%	96.2%	-0.4%	12,178	11,930	2.1%
San Francisco	3,152	1,833	1,702	7.7%	95.4%	97.3%	-1.9%	16,535	15,660	5.6%
Seattle	3,160	1,272	1,188	7.0%	95.3%	95.9%	-0.6%	11,490	10,803	6.4%
Non Core Markets	1,302	1,029	961	7.1%	94.1%	97.2%	-3.1%	3,783	3,648	3.7%

Same Store	19,275	$1,504	$1,442	4.3%	95.6%	96.2%	-0.6%	$83,129	$80,199	3.7%

YTD 2011 vs. YTD 2010 Change		Average Revenue per Unit (1)			Financial Occupancy (2)			Rental Revenue
	units	YTD 9/30/11	YTD 9/30/10	% Change	YTD 9/30/11	YTD 9/30/10	% Change	YTD 9/30/11	YTD 9/30/10	% Change
San Diego	3,958	$1,545	$1,519	1.7%	95.6%	95.6%	0.0%	$52,623	$51,747	1.7%
Inland Empire	1,807	1,272	1,245	2.1%	95.3%	96.1%	-0.8%	19,704	19,445	1.3%
Orange County	3,349	1,517	1,491	1.7%	95.6%	95.5%	0.1%	43,718	42,941	1.8%
Los Angeles	2,547	1,654	1,611	2.6%	94.9%	96.2%	-1.3%	35,969	35,533	1.2%
San Francisco	3,152	1,782	1,678	6.2%	95.3%	96.5%	-1.2%	48,167	45,943	4.8%
Seattle	3,160	1,237	1,190	3.9%	95.5%	95.4%	0.1%	33,606	32,306	4.0%
Non Core Markets	1,302	1,012	956	5.8%	95.0%	96.0%	-1.0%	11,262	10,759	4.7%

Same Store	19,275	$1,481	$1,435	3.2%	95.4%	95.9%	-0.5%	$245,049	$238,674	2.7%

(1)

Average revenue per unit includes rental and ancillary income earned on occupied units during the period. Ancillary income per occupied unit totals approximately $55 per unit per month for the nine months ended September 31, 2011. Amounts reflect the effect of concessions amortized over the average lease term.

(2)

Financial occupancy is defined as gross potential rent less vacancy loss as a percentage of gross potential rent. Gross potential rent is determined by valuing occupied units at contract rates and vacant units at market rents. Vacancy loss is determined by valuing vacant units at current market rents.

BRE Properties, Inc.

“Same -Store” Operating Metrics

As of September 30, 2011 and 2010

	No. of Units	Market Rent per Unit (2)			Occupancy (3)		Turnover Ratio (4)
		Q3’11	Q3’10	% Change	Q3’11	Q3’10	2011	2010
California
San Diego	3,958	$1,559	$1,496	4.2%	96.0%	95.3%	72%	73%
Inland Empire	1,807	1,293	1,245	3.9%	95.1%	96.2%	64%	65%
Orange County	3,349	1,547	1,520	1.8%	95.6%	95.7%	66%	66%
Los Angeles	2,547	1,703	1,668	2.0%	95.6%	96.2%	62%	62%
San Francisco	3,152	1,932	1,753	10.2%	96.1%	97.3%	57%	56%

Subtotal; California	14,813	$1,628	$1,555	4.7%	95.8%	96.1%	65%	65%

Washington

Seattle	3,160	1,314	1,198	9.7%	95.8%	96.1%	57%	58%

Non-Core Markets (1)	1,302	1,034	964	7.2%	94.5%	97.1%	69%	67%

Total/Average Same Store (5)	19,275	$1,536	$1,457	5.5%	95.7%	96.2%	63%	64%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Represents, by region, weighted average market level rents across the quarter.
(3)	Represents average physical occupancy for the quarter.
(4)	Represents the annualized number of units turned over for the nine month period, divided by the number of units in the region.
(5)	Consists of stabilized properties owned by BRE for two comparable periods year over year periods.

“Same -Store” New Lease and Renewal Transactions

	New Leases					Renewals			Total New Leases/Renewals
	Q3 ‘11	New Leases Effective (6)	Previous Resident Effective (7)	% Change	Q3 ‘11	Renewal Effective (6)	Expiring Effective (8)	% Change	Q3 ‘11	Current Effective (6)	Prior Effective	% Change
California
San Diego	810	$1,512	$1,471	2.8%	565	$1,541	$1,479	4.1%	1,375	$1,524	$1,475	3.3%
Inland Empire	337	1,269	1,244	2.0%	286	1,269	1,241	2.3%	623	1,269	1,243	2.1%
Orange County	582	1,522	1,461	4.2%	573	1,505	1,452	3.6%	1,155	1,513	1,456	3.9%
Los Angeles	496	1,659	1,631	1.7%	374	1,699	1,649	3.1%	870	1,676	1,639	2.3%
San Francisco	444	1,950	1,781	9.5%	463	1,841	1,717	7.2%	907	1,895	1,749	8.3%

Subtotal; California	2,669	$1,584	$1,522	4.1%	2,261	$1,585	$1,519	4.4%	4,930	$1,584	$1,520	4.2%

Washington
Seattle	446	1,270	1,163	9.2%	441	1,232	1,147	7.5%	887	1,251	1,155	8.3%
Non-Core Markets	237	1,007	949	6.1%	200	1,026	964	6.4%	437	1,015	956	6.2%

Total Same Store (9)	3,352	$1,501	$1,433	4.7%	2,902	$1,493	$1,424	4.8%	6,254	$1,497	$1,429	4.8%

(6)	Represents leased rent per unit less the monthly value of concessions awarded on leases and renewals signed during the quarter.
(7)	Represents leased rent per unit less the monthly value of concessions awarded on the prior resident for the same unit that was leased during the quarter.
(8)	Represents leased rent per unit less the monthly value of concessions awarded on the prior lease that expired during the quarter.
(9)	The Q3’11 total same-store pool consists of 19,275 units.

BRE Properties, Inc.

Debt Summary as of September 30, 2011

(Dollar amounts in thousands)

DEBT MATURITY SCHEDULE
	Secured Debt		Unsecured Debt					Weighted
	Amortization	Balloon	Floating		Fixed		Total	Avg. Rate (1)	% of Debt
Year
2011	$541	$—	$—		$—		$541	5.49%	0.0%
2012	1,236	65,507	155,000	(2)	35,000	(3)	256,743	3.23%	15.2%
2013	872	29,639	—		40,018		70,529	6.48%	4.2%
2014	3,839	—	—		50,000		53,839	4.82%	3.2%
2015	7,962	—	—		—		7,962	5.65%	0.5%
2016	9,041	—	—		—		9,041	5.65%	0.5%
2017	9,307	—	—		300,000		309,307	5.61%	18.3%
2018	9,853	—	—		—		9,853	5.65%	0.6%
2019	6,492	317,975	—		—		324,467	5.60%	19.2%
2020	3,346	343,646	—		—		346,992	5.62%	20.5%
2021	—	—	—		300,000		300,000	5.31%	17.8%

Total	$52,489	$756,767	$155,000		$725,018		$1,689,274	5.21%	100%

WEIGHTED AVERAGE COST OF DEBT
	Balance		Weighted Avg. Term	Weighted Avg. Rate (1)	Percentage Total Debt
Fixed Rate
Unsecured	$690,018		6.75	5.51%	40.8%
Convertible (unsecured)	34,833	(3)	0.39	6.01%	2.1%
Secured	809,256		7.26	5.60%	47.9%

	$1,534,107		6.88	5.57%	90.8%
Floating Rate
Unsecured	155,000		1.00	1.63%	9.2%

Total debt	$1,689,107		6.34	5.21%	100.0%

CAPITALIZED INTEREST
	Q3 2011	Q3 2010
Capitalized Interest	$3,915	$2,864

	YTD 2011	YTD 2010
Capitalized Interest	$10,202	$9,228

SENIOR UNSECURED DEBT RATING As of November 1, 2011

Moody’s	Baa2	(stable	)
Standard & Poor’s	BBB	(stable	)

SUMMARY OF COMPLIANCE- Senior Unsecured Notes

	Requirement	Actual
Total Debt to Gross Assets	<60%	41%
Debt Service Test	>1.5	2.67
Total Secured Debt to Total Assets	<40%	20%
Total Unecumbered Assets to Unsecured Debt	>1.5	3.34

SUMMARY OF COMPLIANCE - Line of Credit

	Requirement	Actual
Leverage Ratio	<60%	39%
Maximum Secured Indebtness	<40%	18%
Minimum Unsecured Leverage	>1.6	3.35
Minimum Fixed Charge Coverage	>1.5	2.49

SUMMARY OF PREFERRED SHARES

Q3 2011
Total preferred shares outstanding	2,160
Liquidation value	$53,993
Dividend yield at par	6.75%

(1)	Represents the weighted average effective interest rates (includes amortized issuance costs) of BRE’s debt maturities in the year in which they become due.

(2)	Outstanding balance under the $750 million senior unsecured line of credit priced at LIBOR plus 47.5 bp, maturing in September 2012.
(3)	Represents $35 million cash principal with 4.125% coupon adjusted to reflect convertible debt accounting guidance effective January 2009.

BRE Properties, Inc.

Development Summary

September 30, 2011

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Units	Cost Incurred	Estimated Cost	Balance to Fund	Product Type	First CO (1)	Final CO (1)
Lawrence Station
Sunnyvale, CA	336	$50.4	$110.0	$59.6	Wrap	Q2 ‘12	Q1 ‘13
Aviara (2)
Mercer Island, WA	166	$8.2	$44.5	$36.3	Podium	Q1’13	Q2’13

Total CIP	502	$58.6	$154.5	$95.9

LAND UNDER DEVELOPMENT (3)	Number of Units	Cost Incurred	Estimated Cost (5)	Balance to Fund	Product Type	Estimated Start Date
Wilshire La Brea (4)
Los Angeles, CA	478	$120.5	TBR	TBR	Podium	2H ‘11
Town and Country
Sunnyvale, CA	279	30.5	TBR	TBR	Podium	2H ‘11
Pleasanton I
Pleasanton, CA	254	17.6	TBR	TBR	Garden	TBD
Park Viridian II (6)
Anaheim, CA	400	34.3	TBR	TBR	Garden	TBD
Mission Bay (7)
San Francisco, CA	360	44.7	TBR	TBR	Podium	2H ‘12

Total Land Owned	1,771	$247.6	$824.0	$576.4

LAND UNDER CONTRACT (8)	Number of Units	Cost Incurred (9)	Estimated Cost	Balance to Fund	Product Type
Walnut Creek BART	358	$9.3	TBR	TBR	Podium
Walnut Creek, CA
Redwood City	271	1.8	TBR	TBR	Podium
Redwood City, CA
Pleasanton II	251	1.1	TBR	TBR	Garden
Pleasanton, CA

Total	880	$12.2	$319.6	$293.5

(1)	Represents estimated quarter in which first and final certificates of occupancy will be received. Projects generally received phased certificates of occupancy during the final six to nine months of construction.
(2)	During the fourth quarter of 2010, the Company entered into a ground lease for the Mercer Island site. The ground lease has an initial term of 60 years, two 15-year extensions followed by a 10-year extension. The annualized GAAP expense is $664,000.
(3)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. When construction commences, projects are transferred to construction in progress.
(4)	Subsequent to quarter ended September 30, 2011, the Company commenced construction on its Wilshire La Brea project. All related costs incurred were transferred from land under development to construction in progress.
(5)	Reflects the aggregate cost estimates including land. Specific property cost estimates To Be Reported (TBR) once entitlement approvals are received and the Company is prepared to begin construction.
(6)	During the first quarter of 2011, the Company purchased for $5.1 million, a 4.4 acre site contiguous to its existing Park Viridian operating community and an existing phase 2 land site in Anaheim. The combined undeveloped phases now total 400 units (185 units were added).
(7)	This acquisition is for two parcels of land in the Mission Bay district that are entitled for residential use and can be developed in phases.
(8)	Land under contract represents land parcels for which: 1) the Company has a signed agreement and the right to acquire the land (but not the obligation), 2) made a non refundable deposit and 3) commenced the entitlement process. Costs incurred on these projects are recorded in Other assets on the Consolidated Balance Sheets.
(9)	Represents deposits, contractual costs, and entitlement expenses incurred to date.
(10)	Development pipeline totals above do not include a potential future redevelopment site in Emeryville, California. The site consists of two existing occupied office buildings. The net book value of this investment is $10.2 million and it is recorded in Investment in rental properties. Predevelopment costs associated with this site total $3.1 million and are recorded in Other assets.

BRE Properties, Inc.	Exhibit A

Share Analysis as of September 30, 2011

(Dollar and share amounts in thousands)

SUMMARY OF COMMON SHARES

	Qtr. Ended 9/30/2011	Qtr. Ended 6/30/2011	Qtr. Ended 3/31/2011	Qtr. Ended 12/31/2010	Qtr. Ended 9/30/2010
Weighted Average
Weighted average shares outstanding (1)	74,965	70,025	64,890	64,305	64,050
Weighted average OP units (2)	610	615	615	—	640
Dilutive effect of stock based awards	425	260	415	420	380

Diluted shares - FFO (2)	76,000	70,900	65,920	64,725	65,070
Less: Anti-dilutive OP Units (3)	(610)	(615)	(615)	—	(640)
Less: Anti-dilutive stock based awards (3)	—	—	—	(420)	—

Diluted shares - EPS(4)	75,390	70,285	65,305	64,305	64,430

	YTD	YTD
Weighted Average	9/30/2011	9/30/2010
Weighted average shares outstanding (1)	69,950	60,510
Weighted average OP units	610	700
Dilutive effect of stock based awards	450	430

Diluted shares - FFO	71,010	61,640
Less: Anti-dilutive OP Units (3)	(610)	(700)

Diluted shares - EPS(4)	70,400	60,940

	As of 9/30/2011	As of 6/30/2011	As of 3/31/2011	As of 12/31/2010	As of 9/30/2010
Ending
Shares outstanding at end of period	75,266	74,697	65,341	64,675	64,088
OP units at end of period	606	615	615	615	639
Dilutive effect of stock based awards	158	220	215	170	160

Total	76,030	75,532	66,171	65,460	64,887

SUMMARY OF PREFERRED SHARES
	Qtr. Ended 9/30/2011	Qtr. Ended 6/30/2011	Qtr. Ended 3/31/2011	Qtr. Ended 12/31/2010	Qtr. Ended 9/30/2010
6.75% Series C, $25 per share liquidation preference	—	—	4,000	4,000	4,000
6.75% Series D, $25 per share liquidation preference	2,160	3,000	3,000	3,000	3,000

	2,160	3,000	7,000	7,000	7,000

(1)	Represents denominator for shares in the calculation of basic earnings per share.
(2)	OP Units are anti-dilutive for FFO and EPS for the quarter ended December 31, 2010, and therefore are not included in shares calculation.
(3)	Under FASB guidance, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(4)	Represents denominator for shares in the calculation of diluted EPS.

BRE Properties, Inc.	Exhibit B

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 9/30/2011	Quarter Ended 9/30/2010	Nine Months Ended 9/30/2011	Nine Months Ended 9/30/2010
Net income available to common shareholders	$17,071	$19,605	$32,886	$41,430
Depreciation from continuing operations	25,931	23,209	78,268	67,560
Depreciation from discontinued operations	—	172	—	2,485
Redeemable noncontrolling interest in income	335	365	1,003	1,111
Depreciation from unconsolidated entities	519	524	1,539	1,489
Net gain on investments	—	(13,203)	—	(24,885)
Gain on sale of unconsolidated entity	(2,248)	—	(2,248)	—
Less: Redeemable noncontrolling interest in income not convertible into common shares	(105)	(105)	(315)	(315)

Funds from operations	$41,503	$30,567	$111,133	$88,875

Diluted shares outstanding - EPS (1)	75,390	64,430	70,400	60,940
Net income per common share - diluted	$0.23	$0.30	$0.47	$0.68

Diluted shares outstanding - FFO (1)	76,000	65,070	71,010	61,640
FFO per common share - diluted	$0.55	$0.47	$1.57	$1.44

(1)	See analysis of weighted average shares and ending shares at Exhibit A.

BRE Properties, Inc.	Exhibit B, continued

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 9/30/2011	Quarter Ended 9/30/2010	Nine Months Ended 9/30/2011	Nine Months Ended 9/30/2010
Net income available to common shareholders	$17,071	$19,605	$32,886	$41,430
Interest, including discontinued operations	18,374	21,639	56,861	63,465
Depreciation, including discontinued operations	25,931	23,381	78,268	70,045

EBITDA	61,376	64,625	168,015	174,940
Redeemable noncontrolling interest in income	332	365	1,003	1,111
Net gain on sales	—	(13,203)	—	(24,885)
Dividends on preferred stock	1,138	2,953	6,744	8,859
Other expenses	149	2,391	402	5,087
Net loss from extinguishment of debt	—	—	—	558
Gain on sale of unconsolidated entity	(2,248)	—	(2,248)	—
Redemption related to preferred stock issuance cost	155	—	3,771	—

Adjusted EBITDA	$60,902	$57,131	$177,687	$165,670

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead from acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 9/30/2011	Quarter Ended 9/30/2010	Nine Months Ended 9/30/2011	Nine Months Ended 9/30/2010
Net income available to common shareholders	$17,071	$19,605	$32,886	$41,430
Interest, including discontinued operations	18,374	21,639	56,861	63,465
Depreciation, including discontinued operations	25,931	23,381	78,268	70,045
Redeemable noncontrolling interest in income	332	365	1,003	1,111
Net gain on sales	—	(13,203)	—	(24,885)
Gain on sale of unconsolidated entity	(2,248)	—	(2,248)	—
Dividends on preferred stock	1,138	2,953	6,744	8,859
General and administrative expense	5,678	5,015	16,071	15,454
Other expenses	149	2,391	402	5,087
Net loss from extinguishment of debt	—	—	—	558
Redemption related to preferred stock issuance cost	155	—	3,771	—

NOI	$66,580	$62,146	$193,758	$181,124

Less Non Same-Store NOI	9,963	7,710	26,439	19,424

Same-Store NOI	$56,617	$54,436	$167,319	$161,700